LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premium) (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Debt Disclosure [Abstract]
Year ending December 31, 2019	$ 398,322
Year ending December 31, 2020	1,559,773
Year ending December 31, 2021	1,146,430
Year ending December 31, 2022	0
Year ending December 31, 2023	0
Over 2023	1,000,000
Total long-term debt	$ 4,104,525	$ 3,619,139